EXHIBIT 32.1


                 CERTIFICATION OF PRESIDENT, TREASURER,
           CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                    PURSUANT TO 18 U.S.C. SECTION 1350,
                        AS ADOPTED PURSUANT TO
            SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Commerce Group Corp. (the "Company") on Form 10-Q for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Edward L. Machulak, President, Treasurer, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                      /s/ Edward L. Machulak
Date: November 11, 2003               ____________________________________
                                      Edward L. Machulak
                                      President, Treasurer,
                                      Chief Executive Officer
                                      and Chief Financial Officer